SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement.

[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[ ]	Definitive Proxy Statement.

[ ]	Definitive Additional Materials.

[ ]	Soliciting Material Pursuant to Sec. 240.14a-12.

Praxis Mutual Funds

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

October 2, 2019

Dear Valued Shareholder:

A special meeting of shareholders of Praxis Mutual Funds is scheduled to be held on December 6, 2019. If you were a shareholder of record on August 30, 2019, you are entitled to vote at the meeting.

The purpose of the meeting is to elect six Nominees to serve as Trustees on the Board of Trustees for the Praxis Mutual Funds, five of whom currently are Trustees and one of whom would become a new Trustee.

Your vote is extremely important. Enclosed with this letter is a notice of the meeting, proxy statement and proxy card(s). Please review the notice of the meeting and proxy statement and vote your shares at your earliest convenience. Instructions for voting on the internet or over the telephone are contained on the proxy card(s). In addition, you can mail your completed proxy card(s). A self-addressed, postage-paid envelope is enclosed.

The Board of Trustees unanimously recommends that shareholders vote “FOR” each of the proposed Trustees.

If you would like additional information about this proxy statement, please call 1-800-398-1247.

Thank you for your attention to these matters and for your continuing support for the Praxis Mutual Funds.

Sincerely,

Chad M. Horning

President, Praxis Mutual Funds

Praxis Mutual Funds

1110 N. Main Street
Goshen, IN 46528

Notice of Special Meeting of Shareholders of Praxis Mutual Funds

Scheduled to be held on December 6, 2019

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Praxis Mutual Funds (including all of its series: Praxis Impact Bond Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Fund, Praxis Genesis Conservative Portfolio, Praxis Genesis Balanced Portfolio and Praxis Genesis Growth Portfolio) (“Meeting”) is scheduled to be held on December 6, 2019 at 10:00 a.m. ET, at the offices of the Trust’s Administrator, 690 Taylor Road, Suite 210, Gahanna, Ohio. You are cordially invited to attend the Meeting.

The Meeting, including any postponements or adjournments, is being held to act on the following proposal (“Proposal”), as further described in the enclosed Proxy Statement:

To elect six Nominees to serve as Trustees on the Board of Trustees of the Trust:

(1)	Laura A. Berry
(2)	Andy Dula
(3)	Kenneth D. Hochstetler
(4)	Jeffrey K. Landis
(5)	Aimee Minnich
(6)	Candace L. Smith

Shareholders of record at the close of business on August 30, 2019 (“Record Date”) are entitled to notice of the Meeting and to vote on the Proposal. All shareholders are invited to attend the Meeting in person. Even if you plan to attend in person, however, please vote at your earliest convenience in advance of the Meeting. You may vote via telephone, via the Internet, or through the mail using the self-addressed postage-paid envelope. Voting instructions are provided on your proxy card(s). You may change your vote after your proxy has been submitted either (i) by submitting a subsequent proxy or providing written notice to the Trust at the above address in advance of the Meeting or (ii) attending the Meeting in-person and casting a different vote.

Your vote is important no matter how many shares you own.

By Order of the Board of Trustees

Marlo J. Kauffman
Vice President and Secretary, Praxis Mutual Funds

October 2, 2019

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF PRAXIS MUTUAL FUNDS

TO BE HELD ON DECEMBER 6, 2019

This proxy statement (“Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (“Board of Trustees” or “Board”) of Praxis Mutual Funds (“Trust”) on behalf of each of its series (“Funds”) to be voted at a special meeting of shareholders of the Trust scheduled to be held on December 6, 2019 (“Meeting”). This Proxy Statement is first being mailed to shareholders on or about October 2, 2019.

PROPOSAL: TO ELECT SIX NOMINEES TO SERVE AS TRUSTEES

Introduction and Rationale for the Proposal

You are being asked to elect six individuals (“Nominees”) to serve as Trustees on the Board of Trustees of the Trust, five of whom currently are Trustees and one of whom would become a new Trustee.

You are being asked to elect the Nominees to satisfy certain regulatory requirements. Under Section 16(a) of the Investment Company Act of 1940 (“1940 Act”), mutual funds like the Trust are required to hold shareholder meetings to seek shareholder approval whenever less than a majority of their board members have been elected by shareholders. A vacancy may be filled by a vote of the existing board members without shareholder approval only if, upon filling the vacancy, at least two-thirds of the board members have been elected by shareholders.

The Board of Trustees currently consists of six Trustees: Laura A. Berry, Andy Dula, Karen Klassen Harder, Kenneth D. Hochstetler, Jeffrey K. Landis and Candace L. Smith. Two-thirds (4 of 6) of the current Trustees were elected by shareholders in 2016. (Ms. Harder, Mr. Hochstetler, Mr. Landis and Ms. Smith). Ms. Berry and Mr. Dula were appointed by the Board (but not yet elected by shareholders) to fill subsequent vacancies on the Board. Ms. Harder is scheduled to complete her service on the Board at the end of this year in accordance with the Trust’s term limit policy. This will create a vacancy on the Board of Trustees at the end of this year.

At its meeting on August 30, 2019, the Board of Trustees nominated Aimee Minnich to serve as an Independent Trustee beginning on January 1, 2020, subject to meeting applicable legal requirements. If Ms. Minnich were appointed to the Board of Trustees without shareholder approval, less than two-thirds (3 of 6) of the Trustees will have been elected by shareholders, which is not permitted by the 1940 Act. Accordingly, the Board of Trustees has determined that it is in the best interests of the Trust to call the Meeting and recommend the election of Ms. Minnich and each of the current Trustees who is expected to continue to serve on the Board of Trustees following the end of this year. All the Nominees have agreed to serve as Trustees.

Nomination Process

The Trust’s Nominating and Governance Committee engaged in an extensive and deliberative process to identify and evaluate potential candidates to fill the expected vacancy on the Board. After carefully reviewing and considering the qualifications, experience and background of potential candidates, which included conducting interviews with certain candidates, at an in-person meeting on August 29, 2019, the Independent Trustee members of the Nominating and Governance Committee unanimously nominated Ms. Minnich to serve as an Independent Trustee. At an in-person meeting on the following day, the Board, including the Independent Trustees voting separately, unanimously approved the nomination, subject to meeting applicable legal requirements, which includes obtaining shareholder approval. A copy of the Trust’s Nominating and Governance Committee Charter, which includes factors that may be considered by Committee members when evaluating potential candidates, is available at www.praxismutualfunds.com.

Qualifications and Experience of Nominees

The Board of Trustees believes that each of the Nominees has the qualifications, experiences, attributes and skills (“Trustee Attributes”) appropriate to serve as a Trustee considering the Trust’s business and structure. The Board of Trustees has established a Nominating and Governance Committee, which evaluates potential candidates based on a variety of factors. Among those factors are the skills of a potential Trustee that complement skills and expertise of existing Board members. In addition to a demonstrated record of academic, business and/or professional accomplishment, many of the Trustees have served on the Board of Trustees for a significant number of years. In their service to the Trust, the Trustees have gained substantial insights into the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interests of Fund shareholders. Newer Trustees bring additional perspectives that contribute to the effectiveness of the Board of Trustees. The Nominating and Governance Committee annually conducts a “self-assessment” wherein the effectiveness of the Board and its individual Trustees is reviewed. In conducting the annual self-assessment, the Nominating and Governance Committee has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust. The following table provides additional information about each Nominee.

Name and Year of Birth	Position and Start Date	Principal Occupation during Past 5 Years	Number of Funds Overseen	Number of Other Directorships*
Independent Trustee Nominees
Laura A. Berry 1958	Trustee 1/1/17	Retired; Executive Director, Interfaith Center on Corporate Responsibility (2007 – 2016)	8	N/A
Andy Dula 1969	Trustee 1/1/18	Chief Operating and Financial Officer at EGStolzfus (2012 – present)	8	N/A
Jeffrey K. Landis 1969	Trustee 4/28/16	Partner, Landis, Hunsberger, Gingrich & Weik LLP (Law Firm) (1994-Present)	8	N/A
Aimee Minnich 1980	Nominee	General Counsel & Chief Impact Officer, Impact Foundation (2015-present); President & General Counsel, National Christian Foundation, Heartland (2009-2014).	N/A	N/A
Candace L. Smith 1958	Trustee 11/16/07 and Chairperson-elect**	Retired; Managing Director of Risk, MicroVest Capital Management, LLC (2015 – 2018); COO, MicroVest Capital Management LLC (2011 – 2014); CFO, MicroVest Capital Management LLC (2005 – 2011)	8	N/A

Interested Trustee Nominee
Kenneth D. Hochstetler 1961	Trustee 11/14/14	President and CEO of Everence Financial (August 2014 – Present); Senior Executive Vice President, Univest Corporation (1992 – 2014)	8	N/A

*	Refers to directorships, if any, held in public companies or mutual funds other than the Praxis Mutual Funds.
**	The Board of Trustees has appointed Ms. Smith to serve as Chairperson of the Board effective January 1, 2020.

Trustee Compensation

Independent Trustees receive compensation from the Trust. Each of the Independent Trustee receives an annual retainer of $10,000. The Chairperson of the Audit Committee and the Chairperson of the Nominating and Governance Committee each receives an additional annual retainer of $4,000. Each of the Independent Trustees also receives a meeting attendance fee of $2,500 per meeting attended. Interested Trustees are not compensated by the Trust. For the fiscal year ended December 31, 2018, the Nominees received the following compensation from the Trust:

Name of Trustee	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees
Independent Trustee Nominees
Laura Berry	$20,000	$0	$0	$20,000
Andy Dula	$20,000	$0	$0	$20,000
Jeffrey K. Landis	$24,000	$0	$0	$24,000
Aimee Minnich	$0	$0	$0	$0
Candace L. Smith	$24,000	$0	$0	$24,000

Interested Trustee Nominee
Kenneth D. Hochstetler	$0	$0	$0	$0

Ownership of Fund Shares by Nominees

As of August 30, 2019, the dollar range of equity securities owned by each Trustee Nominee in each Fund and the Praxis Mutual Funds complex in the aggregate, is as follows:

Name of Trustee	Fund Name	Dollar Range of Equity Securities	Aggregate Dollar Range in Fund Complex
Independent Trustee Nominees
Laura A. Berry	Impact Bond Fund International Index Fund Small Cap Index Fund	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000	$10,001 - $50,000
Andy Dula	Growth Portfolio Small Cap Index Fund	$1 - $10,000 $1 - $10,000	$10,001 - $50,000
Jeffrey K. Landis	Impact Bond Fund Value Index Fund Growth Index Fund Small Cap Index Fund International Index Fund	$1 - $10,000 $10,001 - $50,000 $10,001 - $50,000 $1 - $10,000 $1 - $10,000	$50,001 - $100,000
Aimee Minnich	N/A
Candace L. Smith	Impact Bond Fund Small Cap Index Fund International Index Fund	$10,001 - $50,000 $10,000 - $50,000 $10,001 - $50,000	$50,001 - $100,000

Interested Trustee Nominee
Kenneth D. Hochstetler	Impact Bond Fund Value Index Fund Growth Index Fund Small Cap Index Fund International Index Fund Growth Portfolio	$10,001 - $50,000 $50,001 - $100,000 $50,001 - $100,000 $1 - $10,000 $10,001 - $50,000 $10,001 - $50,000	Over $100,000

Term of Office for Trustees

Once duly appointed or elected, Trustees serve for an indefinite term until (i) their retirement, resignation, removal, or death, (ii) if a shareholder meeting is called for the purpose of electing Trustees and a successor is duly elected, until their successor is duly elected, and (iii) if the Board has adopted a term limit or retirement policy, until the date specified by that policy. The Board has adopted a policy that fixes a mandatory retirement date for the Trustees (the end of the year upon turning 72) and limits the maximum length of service on the Board to fifteen years.

The Role of the Board

Overall responsibility for management of the Trust rests with its Board of Trustees. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, the Sub-Adviser, the Distributor, the Administrator, the Custodian and the Transfer Agent. The Board of Trustees has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility for supervising actively the day-to-day operations of the Trust and reporting back to the Board of Trustees on Trust operations. The Board of Trustees has also appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board of Trustees on compliance matters. From time to time, one or more members of the Board of Trustees may meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board of Trustees and any individual Trustee is one of oversight and not of active management of the day-to- day operations or affairs of the Trust. The Board met five (5) times during 2018 and expects to meet five (5) times in 2019.

Board Independence

The 1940 Act requires at least 40% of a board to be independent board members. Eighty-three percent (5 of 6) of the current Trustees are Independent Trustees, meaning they are not “interested persons” of the Trust as defined in the 1940 Act. Mr. Hochstetler is a Management Trustee, meaning he is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as Chief Executive Officer (“CEO”) and President of Everence Financial, which is the parent of the Adviser. If all Nominees are elected as proposed, 83% (5 of 6) of the Trustees will be Independent Trustees, well above the minimum percentage required by the 1940 Act.

Board Structure and Leadership

The Board of Trustees has structured itself in a way that it believes allows it to perform its oversight function effectively. It has established two standing committees: an Audit Committee and a Nominating and Governance Committee. Ms. Harder, who is the current Chairperson, and Ms. Smith, who has been appointed by the Board to succeed Ms. Harder, are Independent Trustees. The Independent Chair plays a significant role in helping to set the agenda, presides over Board meetings and Independent Trustee executive sessions, works with management on Board matters, and serves as a liaison between the Independent Trustees and management. The Independent Trustees, including the Independent Chair and each Committee Chair, help identify matters for consideration by the Board and/or the applicable Committee, and follow up by management. The Independent Trustees have also engaged independent legal counsel to advise them on matters relating to their responsibilities in connection with the Trust. Given the importance of ensuring effective, independent oversight and decision making, the Board of Trustees has adopted a principle of corporate governance requiring that if the Chairperson is not an Independent Trustee, a Lead Independent Trustee will be appointed. The Board of Trustees reviews its structure no less frequently than annually. The Board of Trustees believes that its current leadership structure, including the composition of the Board and its Committees, is an appropriate means to provide effective oversight on behalf of shareholders.

Risk Oversight

As part of its oversight of the management and operations of the Trust, the Board of Trustees also has a risk oversight role, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Funds; (ii) reviewing compliance reports and approving certain compliance policies and procedures of the Funds and their service providers; (iii) working with management to help identify key risk areas; (iv) meeting with management to consider areas of risk and to seek assurances that adequate resources are available and appropriate plans are in place to address risks; (v) meeting with service providers, including the Funds’ auditors; (vi) meeting with the Chief Compliance Officer and other officers of the Trust and its service providers to receive information about compliance, risk assessment and management matters; and (vii) meeting with independent legal counsel. This risk oversight function is exercised primarily through the Audit Committee and the full Board and may also be exercised by the Independent Trustees during executive sessions or on an ad hoc basis. The Board of Trustees has emphasized to the Trust’s service providers the importance of maintaining rigorous risk management programs. Risk management is a standing agenda item at the quarterly meetings of the Board of Trustees, and risk topics are considered at full Board meetings, Audit Committee meetings, and executive sessions of the Independent Trustees.

The Board of Trustees recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for the Funds to bear certain risks (such as disclosed investment-related risks) to achieve the Funds’ investment goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the oversight of risk management by the Board of Trustees is subject to practical limitations. Nonetheless, the Board of Trustees expects Trust service providers to implement rigorous risk management programs.

Standing Committees

As noted above, the Board of Trustees has established two standing committees: the Audit Committee and the Nominating and Governance Committee.

Audit Committee. The Audit Committee is composed solely of the Independent Trustees. The Audit Committee, which met three (3) times during 2018 and expects to meet three (3) times in 2019, performs the following functions: (i) oversees the accounting and financial reporting policies and practices and internal controls of the Trust and its Funds and, as appropriate, the internal controls of certain service providers to the Funds; (ii) oversees the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and (iii) acts as a liaison between the Trust’s independent auditors and the full Board.

Nominating and Governance Committee. The Nominating and Governance Committee is composed of all of the Trustees. The Nominating and Governance Committee, which met four (4) times during 2018 and expects to meet four (4) times in 2019, performs the following functions: (i) reviews periodically the governance principles established by the Board of Trustees and, if deemed appropriate, recommends changes to the Board of Trustees, (ii) evaluates the performance of the Board of Trustees in light of the governance principles, considers whether changes are warranted, makes recommendations for any necessary or appropriate changes; and takes other appropriate actions consistent with its charter.

In addition, the Independent Trustees on the Nominating and Governance Committee (“Independent Members”) are exclusively responsible for identifying, evaluating the qualifications of and nominating all persons for appointment or election as Trustees of the Trust in accordance with specified criteria. The Independent Members will consider Independent Trustee candidates recommended by shareholders of the Trust in accordance with certain procedural requirements, which are located on the Company’s website and available upon request. The Independent Members will evaluate shareholder Trustee candidates using the same criteria applied to other Independent Trustee candidates along with certain additional procedural requirements. Appendix A lists those additional requirements. The names of shareholder candidates may be submitted to the Trust’s Secretary or any member of the Committee in writing at the address of the Trust. Sufficient background information about the candidate also must be submitted to enable the Independent Members to assess the candidate’s qualifications as outlined in the Committee’s selection guidelines.

The Board of Trustees unanimously recommends that shareholders vote FOR each Nominee.

VOTING REQUIREMENTS

To be elected, provided a quorum is present, each Nominee must receive a plurality of the shares voted, meaning the six candidates who receive the most votes will be elected. If as expected no other individuals stand for election and a quorum is present at the Meeting, all of the Nominees will be elected.

Shareholders Entitled to Vote

The Trustees have fixed the close of business on August 30, 2019 as the record date (“Record Date”) for the Meeting. Shareholders of record on the Record Date are entitled to Notice of the Meeting and to vote on the Proposal and any other matter that properly comes before the Meeting. As of the Record Date, there were 131,053,921 outstanding shares of the Trust. Appendix B lists, as of the Record Date, person(s) that owned of record, or were known by the Trust to own beneficially, 5% or more of a class of Fund shares. As of December 31, 2018, the Trust’s Trustees and officers, as a group, owned less than 1 percent of the shares of each Fund.

How Votes will be Counted

Shareholders of all Funds will vote collectively on the Proposal. Each whole share of a Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Quorum

Quorum is the minimum percentage of shares that must be present at the Meeting, whether in-person or represented by proxy, to conduct business at the Meeting. Quorum for acting on the Proposal is 1/3 of the number of outstanding shares of the Trust on the Record Date.

Voting In-Person or by Proxy

Shares may be voted in person or by proxy. All shareholders are invited to attend the Meeting in person. Even if you plan to attend in person, however, please vote at your earliest convenience in advance of the Meeting. That helps ensure a quorum is present, which could reduce costs by avoiding potential adjournments. If you plan to attend in person, please be sure to bring proof of ownership of your Fund shares and proper identification.

A proxy, if properly executed, duly submitted and not revoked, will be voted in accordance with the specifications thereon. A proxy that is properly executed but has no voting instructions as to the Proposal will be voted for the Proposal. Abstentions and “broker non-votes” will be counted as shares present for purposes of determining whether a quorum is present but not as votes cast, and, assuming a quorum is present, will have no effect on the outcome of the vote. Broker non-votes will be excluded from any vote to adjourn the Meeting and, accordingly, will not affect the outcome of an adjournment vote. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to the Proposal because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Pursuant to the rules and policies of the New York Stock Exchange (“NYSE”), broker-dealers that are members of the NYSE that have not received instructions from their customers may vote on the Proposal without those instructions, which limits the likelihood of receiving broker non-votes. A shareholder may revoke a proxy at any time prior to its tabulation at the Meeting by: (i) filing with the Secretary of the Trust a written instrument revoking the proxy, (ii) submitting a proxy bearing a later date, or (iii) attending and voting at the Meeting.

Adjournment of the Meeting

The Meeting may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning the Meeting to another date and time, whether or not a quorum is present, and the Meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Method of Solicitation

No proxy solicitor has been retained. The principal solicitation will be by mail. Proxies may be solicited by officers, employees or agents of the Fund by telephone, internet or in person at no cost to the Fund.

GENERAL INFORMATION

Other Business to be Conducted at the Meeting

Neither the Trust nor the Board of Trustees knows of any matters to be presented at the Meeting other than the Proposal. If other business should properly come before the Meeting, which is unlikely, the proxy holders will vote thereon in accordance with their respective judgment.

Submitting a Shareholder Proposal

The Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a future proxy statement for a future meeting may send their written proposals to: Secretary of the Trust, c/o Everence Capital Management, Inc., 1110 North Main Street, Goshen, IN 46528. Shareholder proposals must be received by the Trust within a reasonable period of time before any such meeting in order for the proposals to be considered. Shareholders also must comply with certain procedural requirements. The timely submission does not guarantee inclusion.

Costs Associated with the Meeting

Costs and expenses incurred in connection with preparing this Proxy Statement, soliciting proxies and holding the Meeting will be paid by the Funds. Each Fund will bear an allocated portion of the Trust’s common costs and expenses based on its relative asset levels and amounts specifically attributable to a particular Fund, if any, will be borne by that Fund.

Contacting the Nominees

The contact information for each Nominee is c/o Everence Capital Management, Inc., 1110 North Main Street, Goshen, IN 46528.

Executive Officers of the Trust

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”). Trust officers are appointed by the Board of Trustees to oversee the day-to-day activities of each Fund. Appendix C contains information about the officers.

Shareholders at the Same Address

Shareholders who share an address and who have consented to receive one copy of each shareholder report and proxy statement, rather than a separate copy for each shareholder at that address, will receive one copy of this proxy statement, unless the Trust has received contrary instructions from at least one of the shareholders at that address. Additional copies of this proxy statement are available without charge by contacting the Trust at the above address or telephone number. In addition, shareholders who share an address and currently receive multiple copies of each shareholder report and proxy statement may contact the Trust at the above address or telephone number to request a single copy of each.

Copies of Shareholder Reports

The Trust’s annual report for the fiscal year ended December 31, 2018 was previously sent to shareholders and is available online at www.praxismutualfunds.com. A copy of the report is available upon request without charge by contacting the Trust:

Regular mail:	Praxis Mutual Funds, c/o U.S. Bancorp Fund Services LLC P.O. Box 701, Milwaukee, WI 53201-0701

Telephone:	1-800-977-2947

Key Service Providers

Investment Adviser. The Funds’ principal investment adviser is Everence Capital Management, Inc. (“Adviser”), 1110 North Main Street, Goshen, IN 46528.

Investment Sub-Adviser. The International Index Fund’s investment sub-adviser is Aperio Group, LLC, Three Harbor Drive, Suite 315, Sausalito, CA 94965.

Administrator. The Funds’ administrator is Foreside Management Services, LLC, 690 Taylor Road, Suite 210, Gahanna, OH 43230.

Principal Underwriter. The Funds’ principal underwriter is Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101.

Custodian. The Fund’s custodian is U.S. Bancorp Fund Services LLC, 1555 N. Rivercenter Drive, MK-WI-S302, Milwaukee, WI 53212.

Transfer Agent. The Funds’ transfer agent and dividend disbursing agent is U.S. Bancorp Fund Services LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

Independent Registered Public Accounting Firm. The Funds’ independent registered public accounting firm is Cohen & Company, Ltd. (“Cohen”), 1350 Euclid Ave., Suite 800, Cleveland, OH 44115. Appendix D contains additional information about Cohen.

Proxy Administrator. AST Fund Solutions, LLC, 48 Wall Street, 22nd Floor, New York, NY 10005, has been retained by the Trust to assist with voting instruction activities (including assembly and mailing of materials to shareholders and tallying the votes). AST will be paid approximately $17,604 by the Trust for its services in connection with this proxy solicitation.

TO HELP ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE:

•	PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE MAIL.

(A self-addressed, postage-paid envelope is enclosed for your convenience)

OR

•	VOTE TELEPHONICALLY USING THE NUMBER ON THE PROXY CARD(S).

(Follow the instructions on your proxy card(s))

OR

•	VOTE ON THE WEBSITE LISTED ON THE PROXY CARD(S)

(Follow the instructions on your proxy card(s))

PLEASE NOTE: UNLESS PROVIDED IN PERSON AT THE MEETING, VOTES MUST BE RECEIVED IN ADVANCE OF THE MEETING. VOTES CAST BY MAIL MUST BE RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE.

EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES AT YOUR EARLIEST CONVENIENCE IN ADVANCE. THAT HELPS ENSURE A QUORUM IS PRESENT, WHICH COULD REDUCE COSTS BY AVOIDING POTENTIAL ADJOURNMENTS.

Marlo J. Kauffman
Vice-President and Secretary Praxis Mutual Funds

October 2, 2019

Appendix A

Statement of Policy on Criteria for Identifying and Selecting Trustee Candidates

This Statement of Policy reflects the Independent Trustees’ views on appropriate criteria to assist in evaluating Trustees of the Trust for future vacancies. It does not contain an exhaustive list and is not intended to serve as a set of absolute requirements. Rather, these are guidelines that the Committee will use as a starting point for evaluating the qualifications of potential Trustee candidates.

I. Criteria for Independent and Management Trustee Candidates

•	Willingness to invest in and advocate for the Praxis Funds: The Praxis Funds are differentiated in the market by their Stewardship Investing Philosophy. Trustees, as fiduciaries and stewards of the Funds, are expected to hold values aligned with the Funds and be willing to support and advocate for the Praxis Stewardship Investing Philosophy.

•	Demonstrated personal integrity. ß Demonstrated sound business judgment.

•	Demonstrated involvement in community, charitable or other activities consistent with the Praxis Stewardship Investing Philosophy.

•	Employed in a capacity that is not inconsistent with the Praxis Stewardship Investing Philosophy.

•	Demonstrated experience on other institutional oversight bodies having similar responsibilities to those of a mutual fund’s board, including experience with corporate governance issues and standard business practices.

•	Demonstrated professional experience through business or academics.

•	Skill sets and/or categories of experience that complement the skills and expertise of the existing Board members.

•	Experience with management, technical, financial or regulatory issues. Adequate financial or accounting knowledge to be of use in the complicated financial environment in which mutual funds operate.

•	Availability and commitment to perform his or her responsibilities on the Board, including regularly attending Board and applicable Committee meetings. Does not serve as a director or trustee of another mutual fund complex in a manner that would compromise his or her ability to serve on this Board in the interests of Praxis Fund shareholders.

II. Additional Criteria for Independent Trustee Candidates

•	Not an “interested person” of the Trust in accordance with applicable legal requirements. Those requirements, which originate in Section 2(a)(19) of the Investment Company Act, are summarized in the Independence Checklist for Potential Independent Trustees, which is included as Appendix B.

•	Independent (that is, not an “interested person” of the Trust) in terms of both the letter and spirit of the law.

•	The ability to act independently in fact with respect to the Trust and its affiliates and others in order to protect and advance the interests of the funds and fund shareholders.

III. Procedures and Requirements for Independent Trustee Candidates Recommended by Shareholders

A. Requirements for Nominees

In addition to the criteria in Sections I and II, Independent Trustee candidates recommended by shareholders must meet the following additional requirements:

•	The candidate may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

•	The candidate may not be an executive officer, director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

•	Neither the candidate nor any member of the candidate’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

•	Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the candidate’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

•	The candidate may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

B. Requirements for Nominating Shareholder or Shareholder Group

The nominating shareholder or shareholder group must also meet the following requirements:

•	Any shareholder or shareholder group submitting a candidate must beneficially own, either individually or in the aggregate, more than 5% of the Trust’s securities that are eligible to vote at the time of submission of the candidate and at the time of the annual meeting where the candidate may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the submission. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

•	The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition, the certification will provide that the shares have been held continuously for at least 2 years.

C. Making a Submission

The names of shareholder candidates must be submitted to the Trust’s Secretary or any member of the Committee in writing at the address of the Trust. Sufficient background information about the candidate also must be provided to enable the Committee to assess the candidate’s qualifications in light of the Committee’s selection guidelines. Sufficient information about the submitting shareholder or shareholder group must also be provided to enable the Committee to assess its qualifications to make the submission.

The submission to the Trust’s Secretary or Committee member must include:

•	the shareholder’s (or shareholder group’s) contact information and the number of Trust shares owned by the shareholder (or shareholder group);

•	the candidate’s contact information and the number of Trust shares owned by the candidate;

•	all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934; and

•	a notarized letter executed by the candidate, stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if nominated by the Board, and to be named as a trustee if so elected.

Shareholders recommending candidates must comply with these requirements at the time of submitting their candidate.

D. Limitations and Deadlines

A nominating shareholder or shareholder group may not submit more candidates than the number of Board vacancies. The Committee will consider all candidates whose names are submitted by qualifying shareholders a reasonable time in advance of when the Committee makes its nominations. If shareholders will be asked to elect nominees, the candidate information must be submitted a reasonable time in advance of the scheduled shareholder meeting.

Appendix B

Information about 5% Owners

As of the Record Date, the following person(s) owned of record, or were known by the Trust to own, beneficially 5% or more of a class of Fund shares.

PRAXIS GROWTH INDEX FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.68%

PRAXIS GROWTH INDEX FUND CLASS I	GREAT-WEST TRUST COMPANY LLC TTEE F MENNONITE RETIREMENT TRUST C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	27.07%
	MMATCO LLP NOMINEE FOR MMA TRUST COMPANY P O BOX 483 1110 N MAIN ST GOSHEN IN 46527-0483	16.47%
	EVERENCE CAPITAL MANAGEMENT INC FBO MMA PRAXIS GROWTH ALLOCATION PORTFOLIO PO BOX 483 GOSHEN IN 46527-0483	13.48%
	AMERIPRISE FINANCIAL SERVICES INC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.89%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.58%
	MENNONITE FOUNDATION PO BOX 483 GOSHEN IN 46527-0483	6.51%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	5.53%

PRAXIS IMPACT BOND FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	33.95%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.79%
	PERSHING LLC 1 PERSHING PLZ FL 14 JERSEY CITY NJ 07399-0001	5.41%

PRAXIS IMPACT BOND FUND CLASS I	MMATCO LLP NOMINEE FOR MMA TRUST COMPANY P O BOX 483 1110 N MAIN ST GOSHEN IN 46527-0483	25.68%

	GREAT-WEST TRUST COMPANY LLC TTEE F MENNONITE RETIREMENT TRUST C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	15.56%
	MENNONITE FOUNDATION PO BOX 483 GOSHEN IN 46527-0483	14.62%
	EVERENCE CAPITAL MANAGEMENT INC FBO MMA PRAXIS BALANCED ALLOCATION PORTFOLIO PO BOX 483 GOSHEN IN 46527-0483	12.47%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.85%
	AMERIPRISE FINANCIAL SERVICES INC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.12%

PRAXIS INTERNATIONAL INDEX FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	30.38%
	MMATCO LLP 1110 N MAIN ST GOSHEN IN 46528-2638	11.07%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	5.35%

PRAXIS INTERNATIONAL INDEX FUND CLASS I	MMATCO LLP NOMINEE FOR MMA TRUST COMPANY P O BOX 483 1110 N MAIN ST GOSHEN IN 46527-0483	38.57%
	GREAT-WEST TRUST COMPANY LLC TTEE F MENNONITE RETIREMENT TRUST C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	26.50%
	MENNONITE FOUNDATION PO BOX 483 GOSHEN IN 46527-0483	12.29%
	EVERENCE CAPITAL MANAGEMENT INC FBO MMA PRAXIS GROWTH ALLOCATION PORTFOLIO PO BOX 483 GOSHEN IN 46527-0483	12.05%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.13%

PRAXIS SMALL CAP INDEX FUND CLASS A	RAYMOND JAMES FINANCIAL SERVICES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.22%
	KATHRYN L WHITE 3231 QUITMAN ST DENVER CO 80212-1733	6.13%
	RICHARD REIMER REVOCABLE TRUST RICHARD REIMER TR 2709 ACACIA AVE NORTH NEWTON KS 67117-8042	5.31%

PRAXIS SMALL CAP INDEX FUND CLASS I	MMATCO LLP CUST FBO NOMINEE FOR MMA TRUST COMPANY PO BOX 483 1110 N MAIN ST GOSHEN IN 46527-0483	41.08%
	GREAT-WEST TRUST COMPANY LLC TTEE F MENNONITE RETIREMENT TRUST C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	25.38%
	EVERENCE CAPITAL MANAGEMENT INC FBO MMA PRAXIS GROWTH ALLOCATION PORTFOLIO PO BOX 483 GOSHEN IN 46527-0483	16.74%
	MENNONITE FOUNDATION PO BOX 483 GOSHEN IN 46527-0483	11.40%

PRAXIS VALUE INDEX FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	30.82%
	MMATCO LLP 1110 N MAIN ST GOSHEN IN 46528-2638	7.81%

PRAXIS VALUE INDEX FUND CLASS I	MMATCO LLP NOMINEE FOR MMA TRUST COMPANY P O BOX 483 1110 N MAIN ST GOSHEN IN 46527-0483	30.99%
	GREAT-WEST TRUST COMPANY LLC TTEE F MENNONITE RETIREMENT TRUST C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	18.83%
	EVERENCE CAPITAL MANAGEMENT INC FBO MMA PRAXIS GROWTH ALLOCATION PORTFOLIO PO BOX 483 GOSHEN IN 46527-0483	14.66%

MENNONITE FOUNDATION PO BOX 483 GOSHEN IN 46527-0483	12.47%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.70%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	5.51%

Appendix C

Trust Officers

The following table shows information about the executive officers of the Trust.

Name, Year of Birth and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Chad M. Horning 1110 North Main Street Goshen, IN 46528 Year of Birth: 1968	President since 3/10/15	Chief Investment Officer and Senior Vice President, Everence (2009 – present)
Marlo J. Kauffman 1110 North Main Street Goshen, IN 46528 Year of Birth: 1956	Vice President since 12/2/93; Secretary since 2/15/14	Vice President of Financial Services Operations, Everence (1981 – present); OSJ Principal, ProEquities, Inc. (1994 – present)
Trent M. Statczar 690 Taylor Road, Suite 210 Gahanna, OH 43230 Year of Birth: 1971	Treasurer since 1/1/09	Director, Foreside Management Services, LLC (formerly Beacon Hill Fund Services, Inc.) (2008 – present)
Rodney L Ruehle 690 Taylor Road, Suite 210 Gahanna, OH 43230 Year of Birth: 1968	Chief Compliance Officer since 5/15/15	Director, Foreside Management Services, LLC (formerly Beacon Hill Fund Services, Inc.) (2008 – present)
Jennifer L. Gorham 690 Taylor Road, Suite 210 Gahanna, OH 43230 Year of Birth: 1981	Assistant Secretary since 3/9/18	Director, Foreside Management Services, LLC (formerly Beacon Hill Fund Services, Inc.), (2015 - present); Paralegal, Red Capital Group, LLC (2011 - 2015)

Appendix D

Information about Independent Auditors

Cohen serves as the independent registered public accounting firm for the Funds. In accordance with Public Company Accounting Oversight Board requirements, Cohen has confirmed to the Audit Committee that it is “independent” with respect to the Funds. In accordance with the 1940 Act, the Audit Committee and Board have approved Cohen’s engagement. It is not expected that representatives of Cohen will be present at the Meeting, and, therefore, they will not be making a statement and will not be available to respond to questions.

Fees paid to Independent Auditors

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen for the audit of the Funds’ annual financial statements and services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2018 Fiscal Year: $119,500

2017 Fiscal Year: $119,500

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit or review of the Funds’ financial statements (excluding fees for services reported above as “audit fees”) are as follows:

2018 Fiscal Year: $0

2017 Fiscal Year: $0

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen to the Funds for tax compliance, tax advice, and tax planning are as follows:

2018 Fiscal Year: $31,500

2017 Fiscal Year: $31,500

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen to the Funds (excluding fees for audit, audit-related and tax services) are as follows:

2018 Fiscal Year: $0

2017 Fiscal Year: $0

Aggregate Non-Audit Fees*

The aggregate fees billed in each of the last two fiscal years for non-audit services provided by Cohen to the Adviser and its affiliates are as follows:

2018 Fiscal Year: $31,500

2017 Fiscal Year: $31,500

*	For services to the Funds, Adviser and entities controlling, controlled by or under common control with the Adviser.

The Audit Committee considered the non-audit services rendered to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Audit Committee Pre-Approval Process

During the last two fiscal years, 100% of the audit-related, tax and other services provided to the Trust were pre-approved pursuant to the policies and procedures of the Audit Committee as described below.

1.	Audit Services

Before an auditor is engaged by the Funds to render audit services, the Committee shall review and approve the engagement.

2.	Permitted Non-Audit Services

The Committee shall review and approve in advance any proposal (except as set forth in (i) through (iii) below) that the Funds employ their auditor to render “permissible non-audit services” to the Funds. (A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X1 or other applicable law or regulation.) The Committee shall also review and approve in advance any proposal (except as set forth in (i) through (iii) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(i)	(A) with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided;

(B) with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(ii)	such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(iii)	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its Delegate(s) (as defined below).

3.	Delegation

The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds, or the provision of non-audit services to the Adviser or any Adviser-affiliated service provider. Any pre-approval determination made by a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Fund Administrator/Fund Accounting Agent, who will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the federal securities laws.

[1]	Non-audit services that are prohibited by Rule 2-01(c)(4) of Regulation S-X include: (i) Bookkeeping or other services related to accounting records or financial statements of the audit client; (ii) Financial information systems design and implementation; (iii) Appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) Actuarial services; (v) Internal audit outsourcing services; (vi) Management functions; (vii) Human resources; (viii) Broker-dealer, investment adviser, or investment banking services; (ix) Legal services; and (x) Expert services unrelated to the audit.

Praxis Mutual Funds®

A fund family of Everence

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial (888) 227-9349 toll-free to reach an automated touchtone voting line

CONTROL NUMBER 123456789102

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

DRAFT

Praxis Growth Index Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 6, 2019

The undersigned, revoking prior proxies, hereby appoints Rodney Ruehle and Trent Statczar, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders to be held at the offices of the Trust's Administrator, 690 Taylor Road, Suite 210, Gahanna, OH, at 10:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 6, 2019. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/pmf/docs/praxis2019.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may properly arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR ALL	WITHHOLD ALL	FOR ALL, EXCEPT
	○	○	○

The Board recommends a vote "FOR ALL" of the nominees listed

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

DRAFT